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                                                                    Exhibit 10.2


                               NETWORK PLUS CORP.

                         1998 DIRECTOR STOCK OPTION PLAN


1.       PURPOSE

         The purpose of this 1998 Director Stock Option Plan (the "Plan") of Network Plus Corp. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.       ADMINISTRATION

         The Board of Directors (the "Board") shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the Plan.

3.       PARTICIPATION IN THE PLAN

         Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.       STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

         (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

         (c) All options granted under the Plan shall be nonqualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").






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5.       TERMS, CONDITIONS AND FORM OF OPTIONS

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a)      OPTION GRANTS.

                  (1) Upon the approval of the Plan by the stockholders of the Company, the Company shall grant to each eligible director an option for 5,000 shares of Common Stock.

                  (2) Upon the initial election of any eligible director as a director of the Company following the approval of the Plan by the stockholders of the Company, the Company shall grant to such director an option for 5,000 shares of Common Stock. No person serving as a director upon the approval of this Plan by the stockholders of the Company shall receive such an option.

                  (3) On the date of each annual meeting of stockholders of the Company following the approval of the Plan by the stockholders of the Company, the Company shall grant to each eligible director who continues to serve as a director immediately following such annual meeting an option for 2,500 shares of Common Stock. If in any calendar year no annual meeting of stockholders is held prior to August 1, then in lieu of receiving such an option grant on the date of the annual meeting of stockholders for such year, each eligible director shall receive an option grant for 2,500 shares on August 1 of such year. Notwithstanding the foregoing no director shall receive an option under this Section 5(a)(3) if he or she received an option under Section 5(a)(1) or (2) above within six (6) months prior to the date of grant under this Section 5(a)(3).

         (b) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or such an exchange, the fair market value per share on the date of grant as most recently determined by the Board.

         (c) OPTIONS NON-TRANSFERABLE. Except as otherwise provided in the agreement evidencing the option grant, each option granted under the Plan by its terms shall not be transferable by the optionee other than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee



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only by the optionee. Except as otherwise provided in the agreement evidencing the option grant, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during the optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (d) EXERCISE PERIOD. Each option shall become exercisable on a cumulative basis as to 25% of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of such option. Except as otherwise provided in the option agreements, in the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of her death, by her administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of 10 years from the date of grant.

         (e) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.       ASSIGNMENTS

         The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(c).

7.       EFFECTIVE DATE

         The Plan shall become effective immediately upon its approval by the stockholders of the Company.

8.       LIMITATION OF RIGHTS

         (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.





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         (b)      NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by such optionee's options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9.       ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number and class of securities and exercise price per share subject to each outstanding option and (iii) the number and class of securities subject to options issuable under Section 5(a) of this Plan shall be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board shall determine in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 9(a) applies and
Section 9(c) also applies to any event, Section 9(c) shall be applicable to such event, and this Section 9(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the optionees provide that all then unexercised options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

         (c)      ACQUISITION AND CHANGE IN CONTROL EVENTS

                  (1)      DEFINITIONS

                           (A)      An "Acquisition Event" shall mean:

                                    (i)      any merger or consolidation of the
Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                                    (ii)     any exchange of shares of the
Company for cash, securities or other property pursuant to a statutory share exchange transaction.




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                           (B)      A "Change in Control Event" shall mean:

                                    (i)      the acquisition by an individual,
entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition or (D) any acquisition by Robert T. Hale, Robert T. Hale, Jr., or any member of their immediate families, or any trust, partnership, corporation or other entity controlled directly or indirectly by, or any trust for the benefit of, Robert T. Hale, Robert T. Hale, Jr., or any member of their immediate families (each such party is referred to herein as an "Exempt Person"); or

                                    (ii)     the consummation of a merger,
consolidation, reorganization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such



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Business Combination and (y) no Person (excluding any Exempt Person, the
Acquiring Corporation or any employee benefit plan or related trust maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                  (2)      EFFECT ON OPTIONS

                           (A)      ACQUISITION EVENT. Upon the occurrence of an
Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); PROVIDED THAT if such Acquisition Event also constitutes a Change in Control Event, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event.

                                    For purposes hereof, an option shall be
considered to be assumed if, following consummation of the Acquisition Event, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                                    Notwithstanding the foregoing, if the
acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such options, then the Board shall, upon written notice to the optionees, provide that all then unexercised options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees before the consummation of such Acquisition Event; provided, however, in




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the event of an Acquisition Event under the terms of which holders of Common
Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding options shall terminate upon consummation of such Acquisition Event and that each optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding options (whether or not then exercisable), exceeds (ii) the aggregate exercise price of such options.

                           (B)      CHANGE IN CONTROL EVENT THAT IS NOT AN
ACQUISITION EVENT. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, all options then-outstanding shall automatically become immediately exercisable in full.

         10.      AMENDMENT OF THE PLAN

                  The Board may at any time, and from time to time, suspend or discontinue the Plan or modify or amend it in any respect whatsoever.

         11.      GOVERNING LAW

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.



                                  Adopted by the Board of Directors on
                                  July 15, 1998

                                  Approved by the stockholders on
                                  July 15, 1998







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